UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

Creative Realities, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY 40223

(Address of principal executive offices)

(502) 791-8800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2017, Creative Realities, Inc. (the "Company") presented to investors materials that addressed unaudited results for its fourth quarter ended December 31, 2016. A copy of this Investor Presentation can be found on the Company’s website: CRI.COM.

Item 7.01. Regulation FD Disclosure.

On January 30, 2017, the Company posted to its website materials that were used in conjunction with an investor presentation regarding its unaudited results for its fourth quarter ended December 31, 2017. A copy of these materials can be found on the Company’s website: CRI.COM.

The information in this Form 8-K pursuant to Item 2.02 and Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE REALITIES, INC.:
(Registrant)

By:	/s/ John Walpuck
John walpuck
Chief Financial Officer

Dated: January 30, 2017

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